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                                                               Exhibit 10.6

                     REGISTRATION RIGHTS AGREEMENT

  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made by and between Osiris Therapeutics, Inc. (the "Company") and the undersigned ("Investor").

                              RECITALS

    A. The Investor desires to purchase from the Company, and the Company desires to issue and sell to the Investor, units (the "Units") consisting of shares of the Company's Series E Convertible Preferred Stock, par value $.001 per share (the "Series E Preferred Stock"), all upon the terms set forth in the Company's Confidential Private Placement Term Summary dated September 6, 1996, attached hereto, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the "Term Summary"). Each share of Series E Preferred Stock is currently convertible into one share of the Company's Common Stock, $.001 par value (the "Common Stock").

    B. To induce the Investor to purchase the Units, the Company has undertaken to grant the Investor limited rights to cause the Company to register under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), the Common Stock issued upon conversion of the Series E Preferred Stock to be purchased by the Investor. This Agreement sets forth the terms and conditions of such undertaking.

                            AGREEMENTS

    In consideration of the foregoing and the mutual promises contained herein, the Company and the Investor covenant and agree as follows:

    1. Definitions.  For purposes of this Agreement:

       1.1 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC"); and

      1.2 The term "Registrable Securities" means collectively (i) the Common Stock of the Company issued upon the conversion of the Series E Preferred Stock, Series A Convertible Preferred Stock, par value $.001 per share ("Series A Preferred Stock"), Series B Convertible Preferred Stock, par value $.001 per share ("Series B Preferred Stock"), Series C Convertible Preferred Stock, par value $.001 per share ("Series C Preferred Stock"), Series C1 Convertible Preferred Stock, par value $.001 per share ("Series C1 Preferred Stock"), Series D Convertible Preferred Stock, par value $.001 per share ("Series D Preferred Stock") and (ii) any Common Stock of the
   Company issued as

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   a dividend or other distribution with respect to, or in exchange for or in replacement of such Common Stock, excluding in all cases, however, any Registrable Securities sold by an Investor in a transaction in which its registration rights under this Agreement are not assigned.

   2. Registration.

      2.1 In the event that the Company completes an underwritten initial public offering of its Common Stock pursuant to a registration statement declared effective under the Securities Act (an "IPO") prior to December 22, 1997, the Company shall, upon the written request of the Investor delivered within 30 days of such completion, use its best efforts to cause all Registrable Securities held by the Investor to be registered under the Securities Act not later than 180 days after the closing date of such initial public offering; provided, however, that the Investor may inform the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such registration, and have no further rights to have such Registrable Securities registered by the Company.

     2.2 The holders of a majority of the Registrable Securities shall have the right to propose the managing underwriter(s), if any, for such registration of the Registrable Securities, subject to the approval of the Company.

     2.3 The Company is obligated to effect only one registration pursuant to this Agreement.

     2.4 In connection with an IPO of the Company's Common Stock, the Investor agrees that, without the prior written consent of the Company, the Investor shall not offer, sell, contract to sell, or otherwise dispose of any Registrable Securities for and during the period beginning on the date that the Company executes an underwriting agreement with respect to such offering and continuing to and including 180 days after the date of the prospectus included in the registration statement under the Securities Act for such offering.

   3. Obligations of the Company.

      When required under Section 2.1 of this Agreement to effect the registration of the Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     3.1 prepare and file with the SEC a registration statement (the "Registration Statement") with respect to all Registrable Securities, other than any Registrable Securities excluded by the Investor pursuant to Section 2.1, and use its best efforts to cause the Registration Statement to become effective not later than 180 days after the closing date of the Company's initial public offering of its securities, and keep the Registration Statement effective at all times until December 22, 1997, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a

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   material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     3.2 prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until December 22, 1997, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

     3.3 furnish promptly to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in writing in order to facilitate the public sale or other disposition of Registrable Securities;

     3.4 use its best efforts to register and qualify the securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Investor, and to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times until December 22, 1997, and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not now so qualified, to take any action which would subject it to taxation as to the service of process in suits other than those arising out of the offer or sale of the securities covered by such registration statement in any jurisdiction where it is not now so subject, to conform the composition of its assets at the time to the securities or blue sky laws of such jurisdiction or to provide any undertaking or make any change in its charter or bylaws which its Board of Directors determines to be contrary to the best interests of the Company and its stockholders;

     3.5 in the event the holders of a majority in interest of the Registrable Securities select the managing underwriters in accordance with
   Section 2.2 of this Agreement, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering. The Investor hereby agrees to enter into and perform its customary obligations under any such agreement including, without limitation, customary indemnification and contribution obligations;

     3.6 notify the Investor, at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the

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   statements therein, in light of the circumstances in which they were made, not misleading. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission;

     3.7 notify the Investor of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

     3.8 make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

     3.9 at the request of the holders of a majority in interest of the Registrable Securities, furnish on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (1) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (2) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

     3.10 make available for inspection by the Investor, any underwriters participating in the offering pursuant to the registration and the counsel, accountants or other agents retained by the Investor or any such underwriter, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Investor or any such underwriters in connection with the registration;

     3.11 if the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the inclusion of the Common Stock on the Nasdaq Stock Market.

     3.12 provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

     3.13 take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Investor or any underwriters may reasonably request;

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     3.14 take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

    4. Furnish Information.

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Investor that (a) the Company shall have received an undertaking satisfactory to it from the Investor to notify the Company of the happening of any event within the knowledge of the Investor which causes the prospectus referred to in Section 3.3 hereof, as it may be amended or supplemented, to include an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading and (b) such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such Registrable Securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registrtion as the Company may reasonably request.

    5. Expenses of Registration.

     All expenses other than underwriting discounts and commissions incurred in connection with registration, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company shall be borne by the Company.

    6. Indemnification.

       In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     6.1 To the extent permitted by law, the Company will indemnify and hold harmless the Investor, each person, if any, who controls such Investor, any underwriter (as defined in the Securities Act) for the Investor and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereof, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein,

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   in light of the circumstances in which they were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company will reimburse the Investor and each such underwriter or controlling persons, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that (a) the indemnity agreement contained in this Section
   6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed, (b) the Company will not be liable in any such case for any such loss, claim, damage, expense, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished for use in connection with such registration by the Investor, directors and officers of the Investor or any such underwriter or controlling person, as the case may be, or (c) the Company will not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls or is controlled by such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, expense or liability (or action in respect thereto) arises out of such underwriter's failure to send or give a copy of the final prospectus to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of securities to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor or any such underwriter or controlling person or the Company and shall survive the transfer of the Registrable Securities by the Investor.

     6.2 To the extent permitted by law, the Investor will indemnify and hold harmless the Company, each of its directors, each of its officers and employees who sign the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (jointly or severally) or actions to which any of them may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished to the Company by such Investor for use in connection with such registration, and such Investor will reimburse the Company, its directors, officers and employees, each underwriter and controlling person for any legal or other expense reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, expense, liability or action; provided, however, that the indemnity agreement contained in this
   Section 6.2 shall not apply to amounts paid in settlement of any such loss, claim,

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   damage, expense, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld, conditioned or delayed.

     6.3 Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action) or proceeding, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by it and, after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under Section 6.1 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, in which event the indemnifying party shall not be liable for the fees and expenses of more than one counsel for all indemnified parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any'liability to the indemnified party under this Section 6 only to the extent prejudicial to the indemnifying party's ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 6.
   In addition, the indemnifying party shall not be required to indemnify, reimburse or otherwise make any contribution to the amount paid or payable by the indemnified party for any losses, claims, damages, expenses or liabilities incurred by the indemnified party in settlement of any actions or proceedings otherwise covered hereunder unless such settlement has been previously approved by the indemnifying party. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage, expense or liability is incurred, and upon receipt by the indemnifying party of such documentation as it may reasonably request.

     6.4 To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 6 to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not


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   guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

    7. Reports Under Securities Exchange Act of 1934.

      With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees to:

     7.1 timely file and keep available such information, documents and reports as may be required or prescribed by the SEC under Section 13 or 15(d) (whichever is applicable) of the Exchange Act as well as any other information, reports and documents required of the Company under the Securities Act or the Exchange Act; and

     7.2 furnish to the Investor, so long as the Investor owns any Registrable Securities, forthwith upon request, (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such information as the Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing the Investor to sell the Registrable Securities without registration.

    8. Assignment of Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Investor to transferees or assignees of such securities provided the Company is, within reasonable time after such transfers, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, however, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The term "Investor" as used in this Agreement shall include permitted assignees.

    9. Miscellaneous.

     9.1 Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed
   (i) if to the Company, at Osiris Therapeutics, Inc., 2001 Aliceanna Street, Baltimore, Maryland 21231-2001, Attention: President, and (ii) if to the Investor, at the address set forth under his name in the Subscription Agreement, or at such other address as each such party furnishes by notice given in accordance with this Section 9.1.

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     9.2 Failure of any party to exercise any right or remedy under this
   Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

     9.3 This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into and to be performed in Delaware by and between residents of Delaware. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     9.4 This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended, supplemented, modified or terminated with respect to all holders of Registrable Securities by a writing executed by the Company and the holders of a majority of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and the Series E Preferred Stock acting together as a single class.

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    IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement as of this ____ day of _______________, 1996.

                                                   INVESTOR


                                                   By: _______________________
                                                   Name:______________________


                                                   OSIRIS THERAPEUTICS, INC.


                                                   By: _______________________
                                                   Name: _____________________
                                                   Title: ______________________

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